                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): FEBRUARY 7, 2003



                             DOANE PET CARE COMPANY
             (Exact name of registrant as specified in its charter)



           DELAWARE                       0-27818                43-1350515
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)



   210 WESTWOOD PLACE SOUTH, SUITE 400
          BRENTWOOD, TENNESSEE                                      37027
(Address of principal executive offices)                         (Zip code)



       Registrant's telephone number, including area code: (615) 373-7774

ITEM 9. REGULATION FD DISCLOSURE.

         In accordance with General Instruction B.2 of Form 8-K, the information in this 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

         The registrant issued a press release dated February 7, 2003 announcing its updated fiscal 2002 earnings guidance, providing its fiscal 2003 earnings guidance and outlook and discussing the other matters set forth therein, which is attached to this Form 8-K as Exhibit 99.1 and which shall be deemed included in this Item 9 for all purposes.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DOANE PET CARE COMPANY


Date: February 7, 2003         By: /s/ Philip Woodlief
                                     -------------------------------------------
                                     Philip Woodlief
                                     Vice President, Finance and Chief Financial
                                         Officer

                               By: /s/ Steve Havala
                                     -------------------------------------------
                                     Steve Havala
                                     Corporate Controller and Principal
                                         Accounting Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER     DESCRIPTION
--------------     -----------

    99.1 Doane Pet Care Company press release dated February 7, 2003 entitled "Doane Pet Care Updates Fiscal 2002 Earnings Guidance; Provides Fiscal 2003 Earnings Guidance and Outlook."